BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund
 (the “Fund”)

Institutional Shares (BAFFX)
Investor Shares (BIAFX)
Advisor Shares (BAFAX)

Supplement dated February 28, 2019
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated
October 31, 2018

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Change in Portfolio Managers for the Fund

Effective as of June 30, 2019, Maneesh Bajaj, CFA, will take sole responsibility for the day-to-day portfolio management of the Fund.  Prior to that date, Mr. Bajaj had shared portfolio management duties with R. Hutchings Vernon, CFA.  Accordingly, Mr. Vernon will no longer serve as a portfolio manager to the Fund effective June 30, 2019.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference